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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               FEBRUARY 6, 2002


                              HATHAWAY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



          COLORADO                        0-4041                   84-0518115
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(State or other jurisdiction      (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



               8228 PARK MEADOWS DRIVE, LITTLETON, COLORADO 80124
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                    (Address of Principal executive offices)



Registrant's telephone number, including area code                  303-799-8200



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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                              HATHAWAY CORPORATION

Item 5.   Other Events.

          Hathaway Corporation (the "Company") is filing this Form 8-K to report information disclosed in the Company's press release dated February 6, 2002 to announce that it was not successful in acquiring the business and related assets of the Industrial Devices Division (IDC) of Automation Solutions International LLC (ASI), located in Petaluma, California.

          The press release announcement is incorporated herein by reference and is attached as an exhibit to the report on this form.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          c)    Exhibits.

          99.1   Press release by Hathaway Corporation dated February 6, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          HATHAWAY CORPORATION

DATE:    February 6, 2002                     By:  /s/ RICHARD D. SMITH
                                                   ---------------------
                                              President, Chief Executive Officer
                                              and Chief Financial Officer